UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2026

AMPLIFY ENERGY CORP.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35512	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700
Houston, Texas   77002

(Address of Principal Executive Offices, including Zip Code)

(832) 219-9001

(Registrant’s telephone number, including area code)

Not applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 3, 2026, Amplify Energy Corp. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually for the following purposes: (1) to elect five directors to serve on the Company’s board of directors with a term of office expiring at the 2027 Annual Meeting of Stockholders; (2) to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (3) to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; (4) to approve the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan; and (5) to approve, by a non-binding vote, the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s proxy statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 23, 2026.

Proposal 1 - Election of Directors

Deborah G. Adams, Clint Coghill, Daniel Furbee, Christopher W. Hamm and Todd R. Snyder were elected to continue to serve as the Company’s directors until the 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Votes regarding the persons elected as directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Deborah G. Adams	14,351,732	1,241,027	437,392	10,563,307
Clint Coghill	15,454,710	550,284	25,157	10,563,307
Daniel Furbee	15,218,986	590,872	220,293	10,563,307
Christopher W. Hamm	14,876,565	943,904	209,682	10,563,307
Todd R. Snyder	14,928,383	866,077	235,691	10,563,307

Proposal 2 - Ratification of the Appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2026 was ratified. The voting results were as follows:

For	Against	Abstain
26,305,705	102,486	185,267

Proposal 3 - Approval of the Compensation, on a Non-Binding Advisory Basis, of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

For	Against	Abstain	Broker-Non-Votes
14,823,670	1,050,237	156,244	10,563,307

Proposal 4 - Approval of the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan

The Amplify Corp. 2024 Amended and Restated Equity Incentive Plan was approved, as follows:

For	Against	Abstain	Broker-Non-Votes
14,749,115	1,094,838	186,198	10,563,307

Proposal 5 - Approval, by a Non-Binding Vote, of the Frequency of Future Advisory Votes on Executive Compensation

The frequency of advisory votes on compensation of the Company’s named executive officers to occur every year was approved, by a non-binding vote, as follows:

Every Year	Every Two Years	Every Three Years	Abstain
14,350,709	27,050	1,607,544	44,848

The Company has determined that it will hold an advisory vote on executive compensation every year, until the next stockholder advisory vote on the preferred frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLIFY ENERGY CORP.

Dated: June 3, 2026

	By:	/s/ Daniel Furbee
	Name:	Daniel Furbee
	Title:	Chief Executive Officer